SUB-ITEM 77I: Terms of new or amended securities.
The Prospectus and the Statement of Additional
Information relating to the Large Cap Value Fund, as filed with the Securities and Exchange Commission on October 7, 2005 pursuant to Rule 485(b) under the
Securities Act of 1933 (Accession No. 0001135428-05-
000598), are incorporated herein by reference.